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                                                                    EXHIBIT 99.3



                           FORM OF EXCHANGE AGREEMENT
                           --------------------------


                               EXCHANGE AGREEMENT



          This Agreement is being entered into as of the date set forth on the signature page hereto by and between CONNECT, Inc. (the "Company") and the undersigned ("Subscriber").

                                   Background
                                   ----------

          On February 26, 1998, the Company issued to Subscriber shares of Series A Preferred Stock of the Company (the "Series A Preferred Stock") pursuant to an Exchange Agreement between the Company and Subscriber (the "Original Exchange Agreement"). The Company and Subscriber desire to exchange the shares of Series A Preferred Stock held by Subscriber and outstanding on the Exchange Date (as defined below) for shares of Common Stock of the Company on the terms set forth in this Exchange Agreement.

          For good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

I.        Certain Representations.

A.        The Company represents and warrants to Subscriber as follows:

          1. all filings which the Company has made with the Securities Exchange Commission ("SEC") are correct and accurate in all material respects and in all material respects state all facts necessary to make such filings not misleading, and during the last 12 months all such filings required to be made were timely made;

          2. there has been no material adverse change in the business, assets or financial condition of the Company since the most recent such filing, except for adverse changes in the Company's financial condition and results of operations since December 31, 1997;

          3.  except for any stockholder approval that may be required by
              NASDAQ, the Company has the full power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, all proceedings required to be taken by it or its stockholders to authorize and to execute, deliver
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              and perform this Agreement and the agreements relating hereto have been properly taken, and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

          4. neither the execution, delivery nor performance of this Agreement by the Company will, with or without the giving of notice or the passage of time, or both, conflict with, result in a default, right to accelerate or loss of rights under, or result in the creation of any lien, charge or encumbrance pursuant to, any provision of the Company's certificate of incorporation or by-laws or any franchise, mortgage, deed of trust, lease, license, agreement, understanding, law, rule or regulation or any order, judgment or decree to which the Company is a party or by which it may be bound or affected;

          5. except for any stockholder approval that may be required by NASDAQ, the Company has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby have duly authorized and, except for any stockholder approval that may be required by NASDAQ, all corporate actions and all other approvals, consents, authorizations and filings have been taken or made; and this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms;

          6. the Company's Common Stock is listed on the NASDAQ National Market and trading in the Common Stock has not been suspended; and

          7. there is no action, suit, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the issuance of the Company's Common Stock pursuant to this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby.

II.   Exchange of  Shares of Series A Preferred Stock for Common Stock.
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      A.  The Company hereby agrees to issue to Subscriber in exchange for each share of Series A Preferred Stock held by Subscriber, and in exchange for the accrued dividends through March 31, 1998 with respect to the outstanding shares of Series A Preferred Stock, a number of shares of Common Stock equal to $2.00 divided by $ 1.15 (the "Exchange"). The number of shares of Common Stock issuable in the Exchange to Subscriber and to each other holder of Series A Preferred Stock is set forth on Exhibit A hereto. Subscriber hereby agrees to the Exchange, subject to the terms hereof. Subscriber confirms that it has not elected to convert any shares of Series A Preferred Stock after 12:01a.m. California time on March 31, 1998. Subscriber also acknowledges that Exhibit A hereto sets forth all of the shares of Series A Preferred Stock held by Subscriber. Subscriber also agrees not to convert any shares of Series A Preferred Stock on or prior to the closing of the Exchange.

      B. The Exchange shall take place upon, or simultaneously with, satisfaction of each of the following closing conditions: (i) the simultaneous exchange of 4,634,772 shares, plus accrued dividends, of Series A Preferred Stock, for shares of Common Stock as contemplated by exchange agreements substantially in the form of this Exchange Agreement entered into with each holder of Series A Preferred Stock;
          (ii) all of the representations and warranties set forth in Section 1 of this Agreement shall be true as of the Exchange Date (as defined below); (iii) on the Exchange Date and giving effect to the exchange of 4,634,772 shares of Series A Preferred Stock for shares of Common Stock, the Company shall be in compliance with the listing requirements of the NASDAQ National Market, other than the requirements relating to stockholder approval; and (iv) counsel to the Company shall have delivered to each Subscriber a legal opinion substantially consistent with the legal opinion delivered in connection with the Original Exchange Agreement.

      C. Subject to compliance with the closing conditions set forth in Section 2(b) above, the closing of the Exchange shall occur on April 1, 1998 or within five days after receipt by Subscriber of notice from the Company of an alternative date for the closing (the "Exchange Date"); provided, however, that this Exchange Agreement shall terminate and have no effect if less than all of the holders of the Company's Series A Preferred Stock execute an exchange agreement substantially in the form of this Exchange Agreement prior to 12:00 p.m. California time on April 1, 1998 and that neither party shall be obligated to close the Exchange after April 30, 1998.

      (a) Upon completion of the Exchange, including the delivery to Subscriber of shares of Common Stock as contemplated by the Exchange, the shares of Series A Preferred Stock will be canceled and the Original Exchange Agreement will be superseded by this Agreement. All Warrants issued to Subscriber on November 18, 1997 (the "Warrants") will be canceled effective upon completion of the Exchange.
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III.  Registration.

      A. The Company will file, on or before the 2nd business day after the Exchange Date, amendments to the existing shelf registration statements on Form S-3 (registration nos. 333-47055 and 333-43197) (the "Registration Statements") in which the Company will provide that such Registration Statements also relate to the shares of Common Stock issuable under this Agreement. The shares to be covered by the Registration Statements are collectively referred to as the "registered shares." Subscriber agrees that the shares issuable in the Exchange or otherwise covered by the Registration Statements are restricted and may not be sold pursuant to the Registration Statements until the amendments contemplated by this paragraph are declared effective by the Securities and Exchange Commission.

      B. The Company shall use its best efforts to cause the amendments to the Registration Statements described in Section 3(a) to become effective within 15 days after the Exchange Date. The Company shall use its best efforts to cause the Registration Statements to remain effective for three years; provided, however, that such three-year period shall be extended for any amount of time during which such a Registration Statement is not currently in effect, a stop order is in effect or the Common Stock is not listed and trading on the NASDAQ National Market. The registration shall be accompanied by blue sky clearances in such states as Subscriber may reasonably request.

      C. The Company shall pay all expenses of the registrations hereunder, other than Subscriber's underwriting discounts and counsel or other fees.

      D. The Company shall supply to Subscriber a reasonable number of copies of all registration materials and prospectuses. The Company shall file with the SEC such amendments and supplements to the Registration Statements and the prospectus included therein as may be necessary to keep the Registration Statements effective and in compliance with the provisions of the Securities Act. The Subscriber shall reasonably cooperate with the Company in the preparation and filing of the Registration Statements and appropriate amendments thereto.

      E. Subscriber may transfer all or any part of its registration rights to "permitted transferees" of the Common Stock. A "permitted transferee" is a person to whom a transfer of more than 20,000 shares of Common Stock is made at one time in accordance with the terms of this Agreement and who in a written notice addressed to the transferor and to the Company (i) agrees to comply with all covenants and agreements set forth in this Agreement, and (ii) can and does make each of the representations and warranties set forth in Section 9 of this Agreement.

      F. Once the amendments contemplated in Section 3(a) are effective and the Exchange Date has occurred, the Company will issue UNLEGENDED shares of
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          Common Stock (in form which can be transmitted electronically if desired by Subscriber) to the Subscriber in exchange for the previously issued shares of Common Stock.

      G. Should Subscriber from time to time or times give to the Company notice that it has assigned the shares of Common Stock or any portion thereof in accordance with Section 3(e), the Company shall, within ten business days after receipt of such notice as provided below, file a supplement to the appropriate Registration Statement to reflect the name(s) of the transferee(s) as a selling stockholder. Each notice given to the Company pursuant to this Section 3 shall be made in writing to the Company at the address set forth above (or such other address of the Company as is provided to Subscriber in writing or by public announcement), Attention: Chief Financial Officer, shall be made by overnight courier and shall be deemed made upon the date submitted to such overnight courier.

      H. The Company and the Subscriber agree that the indemnification agreements between the Company and the Subscriber dated February 26, 1998, as contemplated by the Original Subscription Agreement, shall apply to the registration and qualification of the Common Stock issued under this Exchange Agreement, including without limitation the Registration Statements as amended as contemplated by this Section 3.

IV.   Reservation of Shares.

      A. The Company confirms that the Board of Directors of the Company has reserved a sufficient number of shares of Common Stock for issuance pursuant to the Exchange.

V. The Company shall use its best efforts within ten days after the Exchange Date and from time to time thereafter, as necessary, to list on NASDAQ all shares of Common Stock issuable pursuant to this Agreement.

VI. The Company covenants and agrees that all shares of Common Stock issuable under this Agreement will, upon issuance, be duly and validly issued, fully paid and non-assessable and no personal liability will attach to the holder thereof.

VII. The Company represents that the issuance of the Common Stock pursuant to this Agreement will not trigger any rights or obligations under any outstanding securities of the Company.

VIII. The Company's obligations under this Agreement shall not be subject to defense, offset or counterclaim for any matter or thing. All claims by the Company against Subscriber shall be brought by the Company in separate actions for monetary damages only, and injunctive relief shall not be available.

IX.   Securities Representations.
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      A.  Subscriber represents and warrants that it is acquiring the shares of
          Common Stock solely for investment, solely for its own account and not with a view to or for the resale or distribution thereof except as permitted under the Registration Statements or as otherwise permitted under the Securities Act.

      B. Subscriber understands that it may sell or otherwise transfer the shares of Common Stock only if such transaction is duly registered under the Securities Act, under the Registration Statements or otherwise, or if Subscriber shall have received the favorable opinion of counsel to Subscriber to the effect that such sale or other transfer may be made in the absence of registration under the Securities Act, and registration or qualification in every applicable state. The certificates representing the aforesaid securities will be legended to reflect these restrictions, and stop transfer instructions will apply. Subscriber realizes that the shares of Common Stock are not a liquid investment.

      C. Subscriber has not relied upon the advice of a "Purchaser Representative" (as defined in Regulation D of the Securities Act) in evaluating the risks and merits of this investment. Subscriber has the knowledge and experience to evaluate the Company and the risks and merits relating thereto.

      D. Subscriber represents and warrants that Subscriber is an "accredited investor" as such term is defined in Rule 501 of Regulation D promulgated pursuant to the Securities Act, and shall be such on the date any Common Stock is issued to Subscriber; Subscriber acknowledges that Subscriber is able to bear the economic risk of losing Subscriber's entire investment in the shares and understands that an investment in the Company involves substantial risks; Subscriber has the power and authority to enter into this agreement, and the execution and delivery of, and performance under this agreement shall not conflict with any rule, regulation, judgment or agreement applicable to the Subscriber; and Subscriber has invested in previous transactions involving restricted securities. Subscriber has had the opportunity to discuss the Company's affairs with the Company's officers.

X.    Certain Remedies.

      A. If the effective date of the amendments to the Registration Statements contemplated by Section 3(a) above (the "Effective Date") has not occurred by May 31, 1998, then, in addition to the Subscriber's other remedies, the Company shall pay to Subscriber an amount equal to 1% per month of the number of shares of Series A Preferred Stock exchanged in the Exchange multiplied by $2.00 (or, if less, the highest rate permitted by law) for the period from May 31, 1998 until the Effective Date.

      B. If the Effective Date has not occurred by June 30, 1998, then, in addition to the Subscriber's other remedies, the amount stated in (i) above shall be increased to 2% per month (or, if less, the highest rate permitted by law) for the period from June 30, 1998 until the Effective Date.
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      C.  If the Effective Date has not occurred by July 31, 1998, then, in addition to the Subscriber's other remedies, the amount stated in (i) above shall be increased to 3% per month (or, if less, the highest rate permitted by law) for the period from July 31, 1998 until the Effective Date.

XI.   Miscellaneous

      This Agreement may not be changed or terminated except by written agreement. It shall be binding on the parties and on their personal representatives and permitted assigns. It sets forth all agreements of the parties, and may be signed in counterparts. It shall be enforceable by decrees of specific performance (without posting bond or other security) as well as by other available remedies. This Agreement shall be governed by, and construed in accordance with, the laws of Delaware. The federal and state courts sitting in New York, New York shall have exclusive jurisdiction over all matters relating to this Agreement. Trial by jury is expressly waived.

      All notices, requests, service of process, consents, and other communications under this Agreement shall be in writing and shall be deemed to have been delivered (i) on the date personally delivered or (ii) one day after properly sent by recognized overnight courier, addressed to the respective parties at their address set forth in this Agreement or (iii) on the day transmitted by facsimile so long as a confirmation copy is simultaneously forwarded by recognized overnight courier, in each case addressed to the respective parties at their address set forth in this Agreement. Either party hereto may designate a different address by providing written notice of such new address to the other party hereto as provided above.

XII.  Expenses.

      Except as otherwise set forth herein, each party hereto shall be responsible for its own expenses with regard to the negotiation and execution of this Agreement.

      This Agreement may be amended by written agreement signed by the Company and the original Subscriber.


                            [SIGNATURE PAGE FOLLOWS]


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Dated:  ________________

SUBSCRIBER:

Name (print):________________________


Signature: __________________________


Type or print name: _________________


Address:  ___________________________

          ___________________________

          ___________________________

          Fax No.:___________________

Social Security No or EIN: _______________



AGREED:

CONNECT, INC.:

By________________________

Its:________________________